Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Equity Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Mid-Cap Growth, Aurora and Small/Mid-Cap Growth Portfolios. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Total Return II, Total Return, Government Income, and High Yield Bond Portfolios. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Equity Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Investment Trust, Legacy, Mid-Cap Value, Small Cap Value, Small Cap Core, Small Cap Growth, Asset Allocation, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities, and International Opportunities Portfolios. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Enhanced Income, Low Duration, Intermediate Government Bond, Intermediate Bond II, Intermediate Bond, Inflation Protected Bond, GNMA Portfolio, Managed Income, and International Bond Portfolios. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to the Government Income Portfolio. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 33-26305 of BlackRock Funds Bond Portfolios on Form N-1A of our report dated November 25, 2005, appearing in the 2005 Annual Report of BlackRock Funds Bond Portfolios, as filed on Form N-CSR, as it may be amended from time to time, relating to Low Duration, Government Income, and High Yield Bond Portfolios. We also consent to the reference to us under the heading “Financial Highlights” appearing in the Prospectuses.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2006